CSMC 06-1

Comps V

Pay rules

1.

Concurrently:

a.

18.2768840000% to the 4PT1 until retired

b.

81.7231160000% allocated as follows:

i.

Pay according to the PAC schedule to the PAC until retired

ii.

Pay pro-rata to the 4A1-4A3 until retired

iii.

Pay the 4A4 until retired

iv.

Concurrently:

1.

49.0286696889% pro-rata to the 4A11 and 4A12 until retired

2.

50.9713303111% to the 4A5 until retired

v.

Pay the 4A6 until retired

vi.

Pay disregarding the PAC schedule to the PAC until retired

Notes

Pxing Speed = 300 PSA

Settlement = 1/31/06